                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   __________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 23, 1997



                      HEALTH CARE PROPERTY INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


         Maryland                       1-8895                   33-0091377
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(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation                                       Identification No.)

      10990 Wilshire Boulevard, Suite 1200, Los Angeles, California  90024
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              (Address of Principal Executive Offices) (Zip Code)


                                 (310) 473-1990
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              (Registrant's telephone number, including area code)
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Item 5.  Other Events.
         ------------

PREFERRED STOCK OFFERING

     On June 18, 1997, Health Care Property Investors, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-29485) (the "Registration Statement"), as amended by Amendment No. 1 to the Registration Statement filed with the Commission on June 26, 1997, relating to the registration under the Securities Act of 1933, as amended, of up to $385,000,000 aggregate offering price of common stock, par value $1.00 per share, preferred stock, par value $1.00 per share, and/or unsecured debt securities of the Company, which Registration Statement was declared effective on June 27, 1997.

     On September 23, 1997, the Company entered into a purchase agreement (the "Purchase Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to which the Company agreed to issue and sell up to 2,760,000 shares of the Company's 7-7/8% Series A Cumulative Redeemable Preferred Stock (the "Preferred Shares"). Each of the Purchase Agreement, the Articles Supplementary establishing the terms of the Preferred Shares, an opinion with respect to the legality of the Preferred Shares and an opinion with respect to tax matters is attached hereto as an Exhibit.

RECENT HEALTH CARE LEGISLATION

     On August 5, 1997, President Clinton signed into law the Balanced Budget Act of 1997, which adopted a variety of changes to the Medicare and Medicaid programs which may have an effect upon the revenues of the operators of properties owned by the Company or entities to whom the Company provides mortgage loans. These changes, which will be implemented at various times, include (i) the adoption of the Medicare+Choice program, which expands the Medicare beneficiaries' choices to include traditional Medicare fee-for-service, private fee-for-service, medical savings accounts, various managed care plans, and provider sponsored organizations, among others, (ii) the expansion and restriction of reimbursement for various Medicare benefits, (iii) the freeze in hospital rates in 1998 and more limited annual increases in hospital rates for 1999-2002, (iv) the adoption of a prospective pay system for skilled nursing facilities, home health agencies, hospital outpatient departments, and rehabilitation hospitals, (v) the repeal of the Boren amendment in Medicaid so that states have the exclusive authority to determine provider rates and providers have no federal right of action, (vi) the reduction in Medicare disproportionate share payments to hospitals, and (vii) the removal of the $150,000,000 limit on tax-exempt bonds for nonacute hospital capital projects. In addition, the Balanced Budged Act of 1997 strengthens the anti-fraud and abuse laws to provide for stiffer penalties for fraud and abuse violations.

                                       2
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RECENT TAX LEGISLATION

     On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (H.R. 2014), which will have the effect of modifying certain real estate investment trust-related provisions of the Internal Revenue Code of 1986, as amended (the "Code"), for tax years of the Company beginning on or after January 1, 1998. Some of the potentially significant changes contained in this legislation include: (i) the rule disqualifying a REIT for any year in which it fails to comply with certain regulations requiring the REIT to monitor its stock ownership is replaced with an intermediate financial penalty; (ii) the rule disqualifying a REIT in any year that it is "closely held" does not apply if during such year the REIT complied with certain regulations which require the REIT to monitor its stock ownership, and the REIT did not know or have reason to know that it was closely held; (iii) a REIT is permitted to render a de minimis amount of impermissible services to tenants in connection with the management of property and still treat amounts received with respect to such property (other than certain amounts relating to such services) as qualified rent; (iv) the rules regarding attribution to partnerships for purposes of defining qualified rent and independent contractors are modified so that attribution occurs only when a partner owns a 25% or greater interest in the partnership; (v) the 30% gross income test is repealed; (vi) any corporation wholly-owned by a REIT is permitted to be treated as a qualified REIT subsidiary regardless of whether such subsidiary has always been owned by the REIT; (vii) certain rules regarding the taxation of net long-term capital gains received by REITs are modified;
(viii) the rules relating to foreclosure property are altered; (ix) the class of excess noncash items for purposes of the REIT distribution requirements is expanded; (x) property that is involuntarily converted is excluded from the prohibited transaction rules; (xi) the rules regarding the treatment of hedges are modified, and (xii) certain other Code provisions relating to REITs are amended. Some or all of the provisions could affect both the Company's operations and its ability to maintain its REIT status for its taxable years beginning in 1998.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

   (c) Exhibits.

          1.1 Purchase Agreement, dated September 23, 1997, by and among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

          3.1 Articles Supplementary establishing the terms of the 7-7/8% Series A Cumulative Redeemable Preferred Stock (incorporated by reference herein from the Company's Form 8-A (File No. 001-08895 ) filed with the Commission on September 25, 1997).

                                       3
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          5.1  Opinion re legality of 7-7/8% Series A Cumulative Redeemable
     Preferred Stock.

          8.1  Opinion re tax matters.

          23.1 Consent of Ballard Spahr Andrews & Ingersoll (included as part of
               Exhibit 5.1).

          23.2 Consent of Latham & Watkins (included as part of Exhibit 8.1).
                                       4
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Dated:  September 25, 1997

                         HEALTH CARE PROPERTY INVESTORS, INC.


                         By: /s/ Edward J. Henning
                            ------------------------------------
                              Name:  Edward J. Henning
                              Title: Senior Vice President,
                                     General Counsel and
                                     Corporate Secretary

                                       5
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                                 EXHIBIT INDEX

1.1       Purchase Agreement, dated September 23, 1997, by and among the
          Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
          Smith Incorporated and Morgan Stanley & Co. Incorporated.

3.1       Articles Supplementary establishing the terms of the 7-7/8% Series A
          Cumulative Redeemable Preferred Stock (incorporated by reference herein from the Company's Form 8-A (File No. 001-08895) filed with the Commission on September 25, 1997).

5.1       Opinion re legality of 7-7/8% Series A Cumulative Redeemable Preferred
          Stock.

8.1       Opinion re tax matters.

23.1      Consent of Ballard Spahr Andrews & Ingersoll (included as part of
          Exhibit 5.1).

23.2      Consent of Latham & Watkins (included as part of Exhibit 8.1).